UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2012

HAMILTON BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-182151	46-0543309
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 823-4510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 24, 2012, Hamilton Bancorp, Inc., (the “Company”), the proposed holding company for Hamilton Bank (the “Bank”), announced that the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System issued conditional approvals of the Bank’s application to convert to stock form and the Company’s application to acquire the Bank, respectively. The Company also announced today that the registration statement relating to the sale of the Company’s common stock was declared effective by the U.S. Securities and Exchange Commission on August 13, 2012. For additional information regarding the Bank’s conversion and the sale of the Company’s common stock, see the Company’s press release dated August 24, 2012, a copy of which is attached as Exhibit 99.1 and incorporated into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release dated August 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANSORP, INC.

DATE: August 24, 2012	By:	/s/ James F. Hershner
James F. Hershner
Executive Vice President